CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Common shares, par value, (per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common shares, shares authorized	50,000,000	50,000,000	50,000,000
Common shares, shares issued	3,283,000	2,875,000	2,875,000
Common shares, shares outstanding	3,283,000	2,875,000	2,875,000
Common stock subject to possible redemption (in shares)	11,500,000	0